UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2024

MACOM Technology Solutions Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35451	27-0306875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Chelmsford Street Lowell, Massachusetts	01851
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 656-2500
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	MTSI	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2024, the Board of Directors (the “Board”) of MACOM Technology Solutions Holdings, Inc. (the “Company”) appointed Murugesan “Raj” Shanmugaraj to the Board as a Class III director to hold office until the 2024 annual meeting of stockholders. The Board also appointed Mr. Shanmugaraj to its Compensation Committee and Nominating and Corporate Governance Committee. The Board determined that Mr. Shanmugaraj is an independent director in accordance with applicable Nasdaq listing rules and the rules and regulations of the U.S. Securities and Exchange Commission.

Mr. Shanmugaraj brings extensive telecommunications experience to the Board, having led the development of innovative products, including packet switching and optical systems and components. Mr. Shanmugaraj currently serves as the Senior Vice President and General Manager of the Coherent Products and Components Group at Cisco Systems, Inc. (“Cisco”), which he joined in March 2021 when Acacia Communications, Inc. (“Acacia”), was acquired by Cisco. Mr. Shanmugaraj served as President and Chief Executive Officer and a member of the board of directors of Acacia for over ten years. In 2017, Mr. Shanmugaraj was awarded the Ernst & Young Entrepreneur of the Year Regional Award. Prior to joining Acacia, Mr. Shanmugaraj served in leadership roles for various technology companies, including Alcatel-Lucent and as the founder and Chief Executive Officer of Astral Point Communications. Mr. Shanmugaraj holds an M.S. in electrical and computer engineering from the University of Iowa and a B.E. (Honors) in electronics and communications from the National Institute of Technology, Trichy.

Mr. Shanmugaraj will be compensated for his service as a director in accordance with the Company’s non-employee director compensation program as generally described in the Company’s proxy statement for its 2023 annual meeting of stockholders, as filed with the SEC on January 17, 2023. Mr. Shanmugaraj has entered into the Company’s standard indemnification agreement.

Item 7.01. Regulation FD Disclosure.

On January 4, 2024, the Company issued a press release announcing the appointment of Mr. Shanmugaraj to the Board. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated January 4, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACOM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

Dated: January 4, 2024	By:	/s/ Ambra R. Roth
Ambra R. Roth
Senior Vice President, General Counsel and Secretary